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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               May 2, 1996



                                HUB GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      0-27754                 36-4007085
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)



                      377 EAST BUTTERFIELD ROAD, SUITE 700
                            LOMBARD, ILLINOIS 60148
         (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code:  708-271-3600



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

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On May 2, 1996, the Registrant completed the acquisition of the domestic intermodal marketing business of American President Lines - Domestic Distribution Services ("APL-DDS"), a division of APL Land Transport Services, Inc. ("APL"), pursuant to the Purchase Agreement dated May 2, 1996. APL is a wholly-owned subsidiary of American President Companies, Ltd. ("APC"). The Registrant paid APL $2,000,000 at closing and issued notes totaling $6,000,000, bearing interest at an annual rate of 6%. The principal will be paid in three equal annual installments beginning on May 1, 1997. The purchase price is subject to downward revision based upon the results of an audit of historical revenue. The Registrant uses APL Stacktrain Services (APL-SS), a division of APL, as a vendor. APL-SS provides stacktrain services used by the Registrant to move certain freight for its customers. The description contained herein of the acquisition of APL-DDS is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

     It is impracticable to provide the financial statements of APL-DDS at this time. The financial statements of APL-DDS will be filed under cover of Form 8-K/A as soon as practicable, but no later than July 16, 1996.

     (b)  Pro Forma Financial Information

     It is impracticable to provide the pro forma financial information relative to APL-DDS at this time. The pro forma financial information relative to APL-DDS will be filed under cover of Form 8-K/A as soon as practicable, but no later than July 16, 1996.

     (c)  Exhibits

     The Purchase Agreement, dated May 2, 1996, among the Registrant, APC and APL is attached hereto. Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally any omitted schedule to the Purchase Agreement.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      HUB GROUP, INC.

Dated:  May 17, 1996                                  /s/ William L. Crowder
                                                      ----------------------
                                                      William L. Crowder
                                                      Vice President-Finance and
                                                      Chief Financial Officer

                              PURCHASE AGREEMENT
                              ------------------


     THIS PURCHASE AGREEMENT (this "Agreement") is made and entered into as of this 2nd day of May, 1996, by and among Hub Group, Inc., a Delaware corporation ("Hub"), American President Companies, Ltd., a Delaware corporation ("APC"), and APL Land Transport Services, Inc., a Tennessee corporation and a wholly-owned subsidiary of APC ("APL").

     WHEREAS, Hub and APC have entered into a Letter Agreement dated April 16, 1996 (the "Letter Agreement") providing for, among other things, the sale by APC and the purchase by Hub of certain customer accounts;

     NOW THEREFORE, in consideration of the foregoing and of the mutual agreements set forth herein and in the Letter Agreement and the Stacktrain Commitment Agreement (as defined herein), and intending to be legally bound hereby, the parties agree as follows:

     1    Definitions.

     "Affiliate" shall mean, with respect to any specified person, any other person which, directly or indirectly, controls, is under common control with, or is controlled by, such specified person.

     "APL-DDS" shall mean American President Lines Domestic Distribution Services, a division of APL.

     "APL-SS" shall mean APL Stacktrain Services, a division of APL.

     "Acquired Accounts" shall mean the customers of APL-DDS listed on Schedule A to this Agreement, which includes the Retained Business.

     "Best Efforts" shall mean the efforts that a commercially prudent person (whether an individual, corporation, partnership or other entity) desirous of achieving a result as expeditiously as possible would use in similar circumstances.

     "Closing" shall mean the consummation of the transactions contemplated hereby on the Closing Date.

     "Closing Date" shall mean the date hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Event of Default" shall have the meaning set forth in Section 7.1.

     "Financial Statements" shall have the meaning set forth in Section 5.1.

     "Letter Agreement" shall have the meaning set forth in the Recitals.

     "Note" shall have the meaning set forth in Section 2.4.2.

     "Retained Business" shall mean the customers of APL-DDS listed on Attachment A to the Stacktrain Commitment Agreement.

     "Revenue Deficiency" shall mean the amount (if any) by which the revenue of APL-DDS for the 1995 fiscal year as shown on the Financial Statements is less than the revenue of APL-DDS for its 1995 fiscal year as shown on the financial statements delivered or made available to Hub in connection with Hub's evaluation of the transactions contemplated by this Agreement and the Stacktrain Commitment Agreement. If the Revenue Deficiency is less than 2 percent of the revenue of APL-DDS for the 1995 fiscal year, then the Revenue Deficiency shall be deemed to be zero.

     "Revenue Deficiency Adjustment" shall mean the product of (i) $8,000,000 multiplied by (ii) the quotient of (x) the Revenue Deficiency divided by (y) the revenue of APL-DDS for its 1995 fiscal year as shown on the financial statements delivered or made available to Hub in connection with Hub's evaluation of the transactions contemplated by this Agreement and the Stacktrain Commitment Agreement.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Stacktrain Commitment Agreement shall mean the Transportation Agreement, dated April 1, 1991, between APL and

Hub, as amended by Amendment A to Transportation Agreement dated May 1, 1996 and Second Amendment to Transportation Agreement Dated May 2, 1996.

     "Triparty Agreements" shall mean those agreements between APL-DDS, APL-SS and their customers.

     2    Sale and Purchase.

     2.1 Purchase of the Acquired Accounts. Subject to the terms and conditions of this Agreement and the Stacktrain Commitment Agreement, APC hereby sells, assigns, conveys, transfers and delivers to Hub all of its rights with respect to the Acquired Accounts and Hub hereby agrees to purchase, acquire and take assignment and delivery of all of APC's rights with respect to the Acquired Accounts.

     2.2 Non-Assumption by Hub. Notwithstanding anything contained in this Agreement to the contrary, APC and APL acknowledge and agree that other than the Triparty Agreements, Hub is not assuming any assets, liabilities or obligations of APC, APL or any of their respective Affiliates, including, without limitation, any contracts or contractual obligations, fixed assets, accounts payable, accounts receivable, overhead costs or employees relating to the Acquired Accounts.

     2.3 Assignments. APC agrees that, within 10 days from the date hereof, it will deliver to Hub all contracts and other documents related to the Triparty Agreements.

     2.4 Purchase Price. In consideration for the sale of the Acquired Accounts and the agreements of APC contained herein and in the Stacktrain Commitment Agreement, Hub shall deliver to APC at the Closing the following:

          2.4.1  A check in the amount of $2,000,000; and

          2.4.2 Three promissory notes issued by Hub in the form of Schedule B hereto and as described below (each, a "Note"), each in a principal amount equal to $2,000,000. Interest and principal on the first Note shall be due and payable 12 months from the Closing Date, interest and principal on the second Note shall be due and payable 24 months from the Closing Date and interest and principal on the third Note shall be due and payable 36 months from the

     Closing Date. Hub may pre-pay any of the Notes at any time without penalty The Notes shall bear interest at an annual rate of 6% (based on a year consisting of 365 days, compounded annually), which interest shall accrue from the Closing Date. Upon the preparation of the Financial Statements, the principal amount of each Note shall be reduced by 1/3 of the Revenue Deficiency Adjustment, if any, and the interest accruing on each Note shall be recalculated from the Closing Date based upon such adjusted principal amount. The Notes shall be restated at such time to reflect any such reduction.

     2.5 Closing. The Closing shall take place at the offices of Hub Group, Inc., 377 East Butterfield Road, Suite 700, Lombard, Illinois, 60148, at 5:00 p.m. local time on the date hereof, or as soon thereafter as practicable following the delivery of the documents required pursuant to Sections 6.1 and
6.2 or such other time as may be agreed upon by Hub and APC.

     3    Representations and Warranties.

     3.1 Representations and Warranties by APC and APL. Each of APC and APL represents and warrants to Hub, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were made on the Closing
Date), as follows:

          3.1.1 Due Incorporation. Each of APC and APL is a corporation duly organized, validly existing and in good standing under the laws of the States of Delaware and Tennessee, respectively, and each has the corporate power and authority to perform its obligations under this Agreement and the Stacktrain Commitment Agreement.

          3.1.2 Due Authorization. Each of APC and APL has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and perform the agreements contained herein and APL has full power and authority to enter into the Stacktrain Commitment Agreement and to consummate the transactions contemplated thereby and perform the agreements contained therein. All necessary corporate action has been taken by each of APC and APL to approve and authorize the execution, delivery and performance by APC and APL, respectively, of this Agreement and no other actions or proceedings on the part of APC and

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     APL, respectively, are necessary to authorize this Agreement, the consummation of the transactions contemplated hereby and the performance of the agreements contained herein. All necessary corporate action has been taken by APL to approve and authorize the execution, delivery and performance by APL of the Stacktrain Commitment Agreement and no other actions or proceedings on the part of APL are necessary to authorize the Stacktrain Commitment Agreement, the consummation of the transactions contemplated thereby and the performance of the agreements contained therein. Each of APC and APL has duly and validly executed and delivered this Agreement and such agreement constitutes a legal, valid and binding obligation of APC and APL, respectively, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies. APL has duly and validly executed and delivered the Stacktrain Commitment Agreement and such agreement constitutes a legal, valid and binding obligation of APL, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

          3.1.3 Consents; No Violation. The execution, delivery and performance by each of APC and APL of this Agreement and by APL of the Stacktrain Commitment Agreement will not (a) violate any law, regulation or order of any governmental authority applicable to APC or APL, (b) require any filing or registration by APC or APL with, or consent or approval with respect to APC or APL of, any governmental authority or third party, (c) violate or conflict with the Certificate of Incorporation or By-laws of APC or APL, or (d) violate or constitute a default under any material agreement or contract applicable to APC or APL.

          3.1.4 Contracts. There are no contracts related to the Acquired Accounts under which Hub will be bound or restricted after the Closing Date. Schedule A hereto indicates the complete list of all Triparty Agreements.

          3.1.5    Accuracy of Information Supplied.

               (a) Except with respect to any Revenue Deficiency, if any, all documents and other written information, including without limitation, all financial information and data, delivered or made available to Hub in connection with Hub's evaluation of the transactions contemplated by this Agreement and the Stacktrain Commitment Agreement are true, accurate and complete in all material respects and are not missing any amendments, modifications, correspondence or other related papers which would be material to Hub's understanding thereof in any respect. No such documents and other written information contain any untrue statement of any material fact or omit to state any material fact necessary to make the statements made not false or misleading in any material respect.

               (b) Schedule A hereto sets forth a list that is true, accurate and complete in all material respects of all customers (except for those 26 customers being retained by APL-DDS) for whom APL-DDS performs domestic distribution services and sets forth a list that is true and accurate in all material respects of the volume tendered by each such customer to APL-DDS during the 1995 fiscal year.

               (c) Attachment B to the Letter Agreement set forth, as of April 16, 1996, a true, accurate and complete listing of current APL-DDS employees, which listing includes at least the following information:
          (i) name of employee; (ii) current position; (iii) current location;
          (iv) period of employment; (v) current salary and other compensation;
          (vi) a statement indicating whether the employee will not be offered a position with another APC business unit; (vii) a statement indicating whether, to the best of APC's knowledge, without inquiry, the employee has accepted or indicated an interest in accepting employment with another (non-Hub affiliated) company.

          3.1.6 Covenants. As of the Closing Date, each of APC and APL has performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

          3.1.7 Proceedings. To the best knowledge of each of APC and APL, no action or proceeding has been instituted or threatened, no law has been adopted or promulgated, and no court order has been entered, which would enjoin, restrain or prohibit, or might materially adversely affect the performance by APC or APL of their respective obligations under, this Agreement or the Stacktrain Commitment Agreement or the complete consummation of the transactions as contemplated by this Agreement and the Stacktrain Commitment Agreement.

          3.1.8 No Assumption of Liabilities, Etc. by Hub. The execution and delivery by Hub of this Agreement and the Stacktrain Commitment Agreement and the performance by Hub of its obligations hereunder and thereunder do not and will not cause Hub to assume or become obligated under any debt, claim, obligation or other liability, including, without limitation, any contractual obligation, of APC or APL or any of their respective Affiliates to the extent related to the Acquired Accounts.

          3.1.9 Brokers. APC is solely responsible for the fees and expenses of J.P. Morgan & Co. in connection with the transactions contemplated hereby. Hub does not have any liability or will otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder's fee or other commission of any person retained by APC or APL in connection with any of the transactions contemplated by this Agreement.

     3.2 Representations and Warranties by Hub. Hub represents and warrants to APC, as of the date of this Agreement and as of the Closing Date (as if such representations and warranties were made on the Closing Date), as follows:

          3.2.1 Due Incorporation. Hub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to perform its obligations under this Agreement and the Stacktrain Commitment Agreement.

          3.2.2 Due Authorization. Hub has full power and authority to enter into this Agreement and the Stacktrain Commitment Agreement and to consummate the transactions contemplated hereby and thereby and perform the agreements contained herein and therein. All necessary corporate action has been taken by Hub to approve and authorize the execution, delivery and performance by Hub of this Agreement and the Stacktrain Commitment Agreement and no other actions or proceedings on the part of Hub are necessary to authorize this Agreement and the Stacktrain Commitment Agreement, the consummation of the transactions contemplated hereby and thereby and the performance of the agreements contained herein and therein. Hub has duly and validly executed and delivered each of this Agreement and the Stacktrain Commitment Agreement and each such agreement constitutes a legal, valid and binding obligation of Hub enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

          3.2.3 Consents; No Violation. The execution, delivery and performance by Hub of this Agreement and the Stacktrain Commitment Agreement will not (a) violate any law, regulation or order of any governmental authority applicable to Hub, (b) require any filing or registration by Hub with, or consent or approval with respect to Hub of, any governmental authority or third party, (c) violate or conflict with the Certificate of Incorporation or By-laws of Hub, or (d) violate or constitute a default under any material agreement or contract applicable to Hub.

          3.2.4 Covenants. As of the Closing Date, Hub has performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or before the Closing Date.

          3.2.5 Proceedings. To the best knowledge of Hub, no action or proceeding has been instituted or threatened, no law has been adopted or promulgated, and no court order has been entered, which would enjoin, restrain or prohibit, or might materially adversely affect the performance by Hub of its obligations under, this Agreement or the Stacktrain Commitment Agreement or the complete consummation of the transactions as contemplated by this Agreement and the Stacktrain Commitment Agreement.

          3.2.6 Brokers. Neither APC nor APL has any liability or will otherwise suffer or incur any loss as a result of or in connection with any brokerage or finder's fee or other commission of any person retained by Hub in connection with any of the transactions contemplated by this Agreement.

        4  *

        5  Covenants.

        5.1 Financial Statements. APC agrees to supply to Hub within 60 days from the date hereof the following financial statements prepared by Arthur Andersen LLP: (i) audited statements of income, changes in stockholders' equity and cash flows of APL-DDS for fiscal 1993, 1994 and 1995; (ii) audited balance sheets of APL-DDS for fiscal 1994 and 1995; (iii) unaudited quarterly statements of income, changes in stockholders' equity and cash flows of APL-DDS for each of the first three quarters of fiscal 1995 and for the first quarter of fiscal 1996; (iv) an unaudited balance sheet of APL-DDS for the first quarter of fiscal 1996; (v) all necessary footnotes for the foregoing (each of the foregoing collectively, the "Financial Statements"); and (vi) any required audit opinions and consents of Arthur Andersen LLP, in each case in compliance with the Rules and Regulations of the SEC. Hub and APC each agree to pay 50% of the cost and expense associated with the preparation by Arthur Andersen LLP of the Financial Statements; provided, however, that in the event such costs and expenses exceed $150,000, Hub shall only be obligated to pay $75,000 of such costs and expenses and APC shall be obligated to pay the balance. APC and APL each agree to reasonably cooperate with Hub in the preparation of pro forma financial statements of Hub which incorporate the acquisition of the Acquired Accounts as required under the Securities Act or the Exchange Act or the Rules and Regulations promulgated by the SEC thereunder

         5.2  Transition.

*Confidential treatment requested

          5.2.1 Transition of the Acquired Accounts. For a period of 90 days after the date of this Agreement, APC agrees to use its Best Efforts to assist Hub in retaining the existing business of the Acquired Accounts, developing new business with the Acquired Accounts and recapturing lost business with respect to the Acquired Accounts,* In furtherance of these efforts and in effecting an orderly transition of the Acquired Accounts from APC to Hub:

          (i) Each of APC and Hub shall appoint three senior executives to serve on an Executive Council (the "Executive Council"). The Executive Council will appoint a transition team. The Executive Council or its designees will, at the reasonable request of Hub, participate in interviews and collaborate on articles or other publications to publicize the advantageous manner in which the purchase by Hub of the Acquired Accounts will benefit such Acquired Accounts, APC, Hub, and their respective employees. At the reasonable request of Hub, the Executive Council or its designees shall schedule and participate in meetings with any of the Acquired Accounts to outline for such Acquired Accounts the advantageous manner in which the purchase by Hub of the Acquired Accounts will benefit such Acquired Accounts.

          (ii) APC shall cause representatives from APL-SS to work with the Executive Council or its designees to jointly develop a presentation outlining the advantageous manner in which the purchase by Hub of the Acquired Accounts will benefit such Acquired Accounts. This presentation shall be used in joint calls by APL-SS sales and marketing personnel with Hub personnel.

          (iii) APC shall provide guidance to Hub with respect to establishing valid customer requirements. As part of such guidance, APC shall provide to Hub customer information on:*

*Confidential treatment requested

          (iv) APC shall devote significant resources toward data retrieval and interpretation to insure that Hub has adequate information for customer placement, marketing, sales and facilitation of an orderly transition.

          (v) To the extent practically available, APC shall provide customer volume information to Hub for the years 1993, 1994 and 1995 and for the first quarter of 1996.

     5.3 Transition Period for Servicing Acquired Accounts by APC. As of the date hereof and in the sole discretion of Hub, Hub shall begin to assimilate the Acquired Accounts into the Hub organization; provided, however, that for a period of 90 days from the date hereof, APC will, at its sole expense, continue to provide sufficient resources to service the Acquired Accounts which have not yet been assimilated in a manner which will maximize retention and, in no event, offer service less than previously provided to such Acquired Accounts by APC.

     5.4 Human Resources. APC agrees to use its Best Efforts to give Hub unlimited access to any APL-DDS employees to whom APC has not offered employment in other business units of APC and to assist Hub in discussing employment opportunities at Hub with such employees. APC further agrees to provide sufficient resources to assist Hub's Human Resource function in the interview process of such prospective employees and to assist Hub in the transition of such employees (if hired by Hub) to Hub. APC shall not take any action reasonably likely to discourage such prospective employees from accepting employment with Hub.

     5.5 Assignment of Triparty Agreements. Each of APC and APL agree to use their Best Efforts to effect the assignment of the Triparty Agreements to Hub.

     6    Closing Deliveries.

     6.1 By APC. On or before the Closing Date, APC and Hub shall have executed and delivered the Stacktrain Commitment Agreement.

     6.2 By Hub. On or before the Closing Date, APC and Hub shall have executed and delivered the Stacktrain Commitment Agreement.

     7    Events of Default; Remedies; Arbitration.

     7.1 Events of Default. Any one or more of the following events shall be events of default hereunder (each, an "Event of Default"), and each such Event of Default shall be deemed to exist and continue so long as it shall not have been cured:

          (i) the failure of Hub to timely pay the principal or interest due under any Note within five (5) business days after written notice of such nonpayment shall have been received by Hub from either APC or APL;

          (ii) a material breach by Hub of any of its covenants or obligations under this Agreement, which material breach shall not have been cured by Hub within 30 days after written notice of such material breach shall have been received by Hub from either APC or APL;

          (iii) a material breach by either of APC or APL of any of their respective covenants or obligations under this Agreement, which material breach shall not have been cured by APC or APL, as the case may be, within 30 days after written notice of such material breach shall have been received by APC or APL, as the case may be, from Hub; or

          (iv) Hub becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; Hub applies for a trustee, receiver or other custodian for it or a substantial part of its property; a trustee, receiver or other custodian is appointed for Hub or for a substantial part of its property; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of Hub.

     7.2 Remedies. If any Event of Default shall have occurred and be continuing after the parties have attempted to resolve any dispute with respect thereto in the manner set forth in Section 7.3, the following remedies shall be available:

          7.2.1 With respect to an Event of Default described in Section 7.1(i), so long as no Event of Default described in Section 7.1(iii) shall have occurred and be continuing, the entire unpaid principal amount on the Notes together with any unpaid and accrued interest thereon shall become due and payable at the option of APC.

          7.2.2 With respect to an Event of Default described in Section 7.1(iv), the entire unpaid principal amount the Notes together with any unpaid and accrued interest thereon shall become immediately due and payable.

          7.2.3 With respect to an Event of Default described in Section 7.1(i) or Section 7.1(ii), so long as no Event of Default described in Section 7.1(iii) shall have occurred and be continuing, APC and APL may terminate this Agreement.

          7.2.4 With respect to an Event of Default described in Section 7.1(iii), so long as no Event of Default described in Section 7.1(i) or
     Section 7.1(ii) shall have occurred and be continuing, Hub may terminate this Agreement.

          7.2.5 No remedy set forth in this Section 7.2 is intended to be exclusive and each and every remedy shall be cumulative and in addition to any other rights or remedies now or hereafter existing under applicable law or otherwise.

     7.3 Arbitration. The parties agree that any disputes arising among them concerning the meaning of this Agreement, their respective rights and obligations hereunder or any breaches or Events of Default hereunder, with the sole exception of an action by APC or APL for nonpayment on any of the Notes, shall, at the request of any of the parties be submitted to binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Disputes shall be decided by a panel of three arbitrators with knowledge and experience in the transportation industry, although the parties may agree to use only one mutually acceptable arbitrator. In selecting an arbitration panel, Hub shall select one arbitrator, APC and APL shall select one arbitrator and the two arbitrators so selected shall select the third arbitrator. Any dispute shall be (i) heard by the arbitrators within 60 days of their selection; (ii) decided within 30 days after all evidence and legal arguments have been presented to the arbitrators; (iii) decided pursuant to

Illinois and federal law; and (iv) convened at a mutually agreeable location in Illinois, unless the parties agree to convene it elsewhere. The sole right of the arbitrator(s) shall be to enforce or interpret the terms of this Agreement and not to expand the rights or obligations of the parties beyond the express terms thereof. The written decision of the arbitrator shall be final and binding on the parties in all cases. Judgment on any binding award, if it is not paid within 30 days, may be entered into any court having jurisdiction over the matter. The prevailing party in any dispute shall be entitled to recover from the non-prevailing party reasonable attorneys', accountants' and expert witness fees, plus reasonable discovery, travel, court/arbitration and other out-of-pocket expenses incurred in connection with the arbitration.

     8    Indemnification.

     8.1 Indemnification by APC. APC agrees to indemnify Hub against, and agrees to hold Hub harmless from, any and all losses (including any judgments, damages, fines, penalties, costs or expenses (including reasonable attorneys' fees)) actually sustained by Hub as a result of any material breach of or any material inaccuracy in any representation or warranty or covenant made by APC pursuant to this Agreement.

     8.2 Indemnification by Hub. Hub agrees to indemnify APC against, and agrees to hold APC harmless from, any and all losses (including any judgments, damages, fines, penalties, costs or expenses (including reasonable attorneys' fees)) actually sustained by APC as a result of any material breach of or any material inaccuracy in any representation or warranty or covenant made by Hub pursuant to this Agreement.

     8.3 Notice of Claims; Assumption of Defense. The indemnified party shall give prompt notice to the indemnifying party, in accordance with the terms of
Section 9.3, of the assertion of any claim, or the commencement of any suit, action or proceeding by any party in respect of which indemnity may be sought hereunder, specifying with reasonable particularity the basis therefor and to give the indemnifying party such information with respect thereto as the indemnifying party may reasonably request (but the giving of such notice shall not be a condition precedent to indemnification hereunder, except to the extent the indemnifying party has been prejudiced by the failure of the indemnified party to give such notice). The indemnifying party may, at its own expense with counsel chosen by it, (i) participate in and
(ii) without acknowledging that the indemnified party is entitled to indemnification pursuant to Section 8.1 or Section 8.2 for losses arising out of such claim, suit, action or proceeding, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; provided that (x) the indemnifying party's counsel is reasonably satisfactory to the indemnified party, and (y) the indemnifying party shall thereafter consult with the indemnified party upon the indemnified party's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the indemnifying party assumes such defense, the indemnified party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party. Whether or not the indemnifying party chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

     8.4 Settlement or Compromise. Neither party shall enter into any settlement or compromise of any claim, suit, action or proceeding of the kind referred to in Section 8.3 without the consent of the other party, except that
(i) the indemnifying party may enter into such settlement or compromise if the indemnifying party shall have (x) delivered to the indemnified party written confirmation that such claim, suit, action or proceeding is one in which the indemnifying party is obligated to indemnify the indemnified party if liability in such claim, suit, action or proceeding is proven and (y) obtained a complete and unconditional release of the indemnified party, and (ii) the indemnified party may enter into such settlement or compromise if the indemnifying party shall have given the indemnifying party at least thirty (30) days' notice of any proposed settlement or compromise of any claim, suit, action or proceeding it is defending and the indemnifying party does not assume the defense of such claim, suit, action or proceeding during such thirty (30) days. Any settlement or compromise made or caused to be made by the indemnified party, or the indemnifying party, as the case may be, of any such claim, suit, action or proceeding shall also be binding upon the indemnifying party or the indemnified party, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise.

     8.5 Claim Period. Any right to indemnification hereunder for a breach of or inaccuracy in any representation or warranty shall continue for 1 year from the Closing Date, unless prior to such time any claim or claims with respect thereto has or have been made pursuant to this Section 8, in which case the expiration of indemnification obligation with respect to such claim(s) will be deferred until such claims(s) is finally resolved.

     9    Miscellaneous.

     9.1 Expenses. Except as provided herein, each party hereto shall bear its own expenses with respect to the transactions contemplated herein.

     9.2 Amendment. This Agreement may be amended, modified or supplemented but only in writing signed by each of the parties hereto expressly referencing this Agreement and the parties' intent that this Agreement be so amended, modified or supplemented.

     9.3 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person or by overnight courier,
(ii) on the date of acknowledgement of receipt if sent by telex, facsimile or other wire transmission or (iii) ten days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

     If to Hub, addressed as follows:

     Hub Group, Inc.
     377 Butterfield Road, Suite 700
     Lombard, Illinois  60148
     Attention: President
     Facsimile: (708) 964-6475

     with a copy to:

     Mayer, Brown & Platt
     190 South LaSalle Street
     Chicago, Illinois  60603
     Attention:  John R. Sagan
     Facsimile:  (312) 701-7711

     If to APC, addressed as follows:

     American President Companies, Ltd.
     1111 Broadway
     Oakland, California 94607
     Attention:  Bill Villalon
     Facsimile:  (510) 272-8932

     with a copy to:

     Ann Hasse
     Vice President and General Counsel of APL
     1111 Broadway
     Oakland, California 94607
     Facsimile:  (510) 272-8932

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     9.4 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof or to exercise any right, power or remedy accruing to such party hereunder shall in no manner affect its right at a later time to enforce or exercise the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     9.5 Press Releases. Each of the parties to this Agreement hereby agrees with each other that for a period of six months after the date of this Agreement, except as required by applicable law, no press release or similar public announcement or communication with the media will be made or caused to be made concerning the execution or performance of this Agreement or the transactions contemplated hereunder unless specifically approved in advance by each of the parties hereto.

     9.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     9.7 Interpretation. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any proceeding involving this Agreement. Time is of the essence of each and every covenant, agreement and obligation in this Agreement.

     9.8 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without giving effect to the principles of conflicts of law thereof.

     9.9 Consent to Jurisdiction. Each of the parties hereto hereby submits to the exclusive jurisdiction of the State courts of the State of Illinois located in the City of Chicago and the Federal courts of the United States of America located in the Northern District of Illinois in respect of the transactions contemplated by this Agreement, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the transactions contemplated by this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper.

     9.10 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign its rights or obligations under this Agreement without the prior written consent of the other parties.

     9.11 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and their respective Affiliates and no provision of this Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     9.12 Further Assurances. Each party shall cooperate with the other, and execute and deliver, or cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and take all such other actions as such party may reasonably be requested to take by the other party hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby.

     9.13 Entire Understanding. This Agreement and the Stacktrain Commitment Agreement set forth the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings among the parties.

     9.14 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                    HUB GROUP, INC.



                                    By:/s/Phillip C. Yeager
                                       --------------------
                                       Name: Phillip C. Yeager
                                       Title: Chairman


                                    AMERICAN PRESIDENT COMPANIES, LTD.



                                    By:/s/Michael Diaz
                                       ---------------
                                       Name: Michael Diaz
                                       Title: Executive Vice President

                                    APL LAND TRANSPORT SERVICES, INC.



                                    By: /s/W. K. Villalon
                                        -----------------
                                       Name: W. K. Villalon
                                       Title: Vice President-
                                              Stacktrain Services